1© 2023 Laureate Education, Inc. Second Quarter 2023 Earnings Presentation August 3, 2023 Exhibit 99.2

2© 2023 Laureate Education, Inc. This presentation includes statements that express Laureate’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, ‘‘forward-looking statements’’ within the meaning of the federal securities laws, which involve risks and uncertainties. Laureate’s actual results may vary significantly from the results anticipated in these forward-looking statements. You can identify forward-looking statements because they contain words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates’’ or similar expressions that concern our strategy, plans or intentions. All statements we make relating to guidance (including, but not limited to, total enrollments, revenues, and Adjusted EBITDA), and all statements we make relating to our current growth strategy and other future plans, strategies or transactions that may be identified, explored or implemented and any litigation or dispute resulting from any completed transaction are forward- looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. All of these forward-looking statements are subject to risks and uncertainties that may change at any time, including with respect to our current growth strategy and the impact of any completed divestiture or separation transaction on our remaining businesses. Accordingly, our actual results may differ materially from those we expected. We derive most of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from our expectations are disclosed in our Annual Report on Form 10-K filed with the SEC on February 23, 2023, our subsequent Quarterly Reports on Form 10-Q filed, and to be filed, with the SEC and other filings made with the SEC. These forward-looking statements speak only as of the time of this release and we do not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law. In addition, this presentation contains various operating data, including market share and market position, that are based on internal company data and management estimates. While management believes that our internal company research is reliable and the definitions of our markets which are used herein are appropriate, neither such research nor these definitions have been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources, including those discussed under “Industry and Market Data” in Laureate’s filings with the SEC. Forward Looking Statements

3© 2023 Laureate Education, Inc. In addition to the results provided in accordance with U.S. generally accepted accounting principles (GAAP) throughout this presentation, Laureate provides the non-GAAP measurements of Adjusted EBITDA and its related margin, Adjusted EBITDA to Unlevered Free Cash Flow Conversion, total debt, net of cash and cash equivalents (or net debt), and Free Cash Flow. We have included these non-GAAP measurements because they are key measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. Adjusted EBITDA consists of income (loss) from continuing operations, adjusted for the items included in the accompanying reconciliation. The exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core business. Additionally, Adjusted EBITDA is a key input into the formula used by the compensation committee of our board of directors and our Chief Executive Officer in connection with the payment of incentive compensation to our executive officers and other members of our management team. Accordingly, we believe that Adjusted EBITDA and Adjusted EBITDA margin, which is calculated by dividing Adjusted EBITDA by revenue, provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. Adjusted EBITDA to Unlevered Free Cash Flow Conversion consists of Unlevered Free Cash Flow (which is defined as cash flows from operating activities, less capital expenditures, plus net cash interest expense) divided by Adjusted EBITDA. Adjusted EBITDA to Unlevered Free Cash Flow provides useful information to investors and others in understanding and evaluating our ability to generate cash flows. Total debt, net of cash and cash equivalents (or net debt) consists of total gross debt, less total cash and cash equivalents. Net debt provides a useful indicator about Laureate’s leverage and liquidity. Free Cash Flow consists of operating cash flow minus capital expenditures. Free Cash Flow provides a useful indicator about Laureate’s ability to fund its operations and repay its debt. Laureate’s calculations of Adjusted EBITDA and its related margin, Adjusted EBITDA to Unlevered Free Cash Flow Conversion, total debt, net of cash and cash equivalents (or net debt), and Free Cash Flow are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Adjusted EBITDA and Free Cash Flow are reconciled from their respective GAAP measures in the attached tables “Non-GAAP Reconciliation”. We evaluate our results of operations on both an as reported and an organic constant currency basis. The organic constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates, acquisitions and divestitures, and other items. We believe that providing organic constant currency information provides valuable supplemental information regarding our results of operations, consistent with how we evaluate our performance. We calculate organic constant currency amounts using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local- currency operating results for the current period, and then exclude the impact of acquisitions and divestitures and other items described in the accompanying presentation. . Presentation of Non-GAAP Measures

4© 2023 Laureate Education, Inc. SUMMARY OVERVIEW Note: Throughout this presentation amounts may not sum to totals due to rounding

5© 2023 Laureate Education, Inc. Executive Summary  New and Total Enrollments up 13% and 9% YTD, respectively versus prior year period  Q2 results ahead of expectations ‒ Revenue favorability driven by price/mix and currency rates ‒ Adjusted EBITDA upside resulting from higher revenue & timing of expenses  Net Income of $56M in Q2; $13M improvement versus prior year period  YTD free cash flow increase of $27M vs YTD June prior year  Strong operating performance and favorable currency rates driving increase in full- year 2023 outlook: ‒ Revenue: $70M increase in mid-point guidance ‒ Adjusted EBITDA: $21M increase in mid-point guidance Favorable Operating and Currency Trends Driving Increase to FY Outlook

6© 2023 Laureate Education, Inc. Priority Objective Target Profile: Within Next 3-5 years1 Growth Sustainably lift organic revenue growth rate from drivers identified on the following page Total Enrollment CAGR: 5% - 7% Revenue CAGR (FXN): 8% - 10% Digital Penetration Leverage leadership in Online and Hybrid delivery for capital light growth % Hours Taught Online: 40% - 60% Capex as % Revenue: <5% Operational Excellence Expand margins through Mexico optimization & efficient corporate structure Adjusted EBITDA CAGR (FXN): Low Teens Adjusted EBITDA Margin: 30%+ Adjusted EBITDA to Unlevered FCF Conversion2: 50% Academic Excellence Commitment to leadership in educational quality and innovation Leading academic offerings; key accreditations, recognition and outcomes Strategic Priorities (1) As provided on February 23, 2023. (2) Unlevered Free Cash Flow (FCF) defined as Cash From Operations, less capital expenditures, plus net cash interest expense. Adjusted EBITDA to Unlevered Free Cash Flow Conversion defined as Unlevered Free Cash Flow divided by Adjusted EBITDA. Focused Growth Agenda with Operational and Academic Excellence

7© 2023 Laureate Education, Inc. Multiple Drivers for Revenue Growth1 Majority of Growth Initiatives are Capital Light Given Digital Focus Revenue Growth Targets Over Next 3-5 Years Pricing / Inflation (Net of Mix) Volume / Market Growth Market Share Gain Online Penetration Target Revenue Growth ~ 3% 8% - 10% (1) As provided on February 23, 2023.

8© 2023 Laureate Education, Inc. COMPELLING INVESTMENT CHARACTERISTICS

9© 2023 Laureate Education, Inc. Mexico Peru Combined Population (M) 129M 32M 161M Higher Education Students (000s) 5,058 1,811 6,869 Higher Education Gross Participation Rate1 34%2 52%2 37% Market Share for Private Institutions3 42% 73% 53% Large Markets with Low Penetration Rates in Higher Education Sources: UNESCO, World Bank, Secretaría de Educación Pública (Mexico), Superintendencia Nacional de Educación Superior Universitaria (Peru), Ministry of Education of Peru. Data as of year-end 2021. Attractive Markets with Strong Growth Opportunities Fueled by Increasing Participation Rates (1) Defined as total enrollments as compared to 18-24 year old population; European Union (EU) is based on management estimate. (2) Includes 12% participation in Technical/Vocation institutions in Peru, 1% in Mexico. (3) Private institution market share in higher education; for Mexico and Combined includes all states in which UVM or UNITEC have operations (total private market share for all of Mexico is 36%); for Peru based on total country. U.S. E.U. 62% 54%

10© 2023 Laureate Education, Inc. Leading University Portfolio in Mexico & Peru Operating Leading Brands in Attractive Market Segments • 1960 Brand Founded Market Segment Ratings / Rankings  Ranked Top 10 university in Mexico  5-Stars rated by QS Stars™ in categories of Employability & Inclusiveness QS StarsTM Overall Universidad del Valle de México (UVM) Premium/ Traditional Enrollment @ 6/30/23 94,500 1966  Largest private university in Mexico  5-Stars rated by QS Stars™ in categories of Employability & InclusivenessUniversidad Tecnológica de México (UNITEC) Value/ Teaching110,600 1994  Ranked Top 5 university in Peru  5-Stars rated by QS Stars™ in categories of Employability & Inclusiveness Premium/ Traditional73,700 1994  3rd largest private university in Peru  5-Stars rated by QS Stars™ in categories of Employability & Inclusiveness Value/ Teaching123,900 1983  2nd largest private technical / vocational institute in PeruTechnical/ Vocational21,700 Universidad Peruana de Ciencias Aplicadas (UPC) Universidad Privada del Norte (UPN) CIBERTEC M ex ic o Pe ru Sources: QS Stars™, Guía Universitaria (UVM), AmericaEconomia (UPC)

11© 2023 Laureate Education, Inc. Recent Network Highlights UPC in Peru: • UPC has been recognized as one of the top two universities in Peru working towards the UN Sustainable Development Goals, according to the latest Impact Rankings by Times Higher Education. • La Republica reported that UPC has the highest number of graduates with the best- paid careers in the Peruvian labor market. This is according to verified information on the Ponte en Carrera platform. The platform is promoted by the Ministry of Labor and Employment Promotion, the Ministry of Education and IPAE Acción Empresarial. UNITEC in Mexico: • UNITEC announced its new Institutional Rector, Gabriela Martínez Morales. Gabriela is the first woman to hold the position in the history of UNITEC. • UNITEC’s Atizapán campus has received a Certificate of Responsibility for Environmental Balance (CREA) Diamond Level Award in the Academic Institution category, making it the first university in Mexico to receive this level of award. Universidad Peruana de Ciencias Aplicadas (UPC) Universidad Tecnológica de México (UNITEC)

12© 2023 Laureate Education, Inc. Q2 & YTD 2023 PERFORMANCE RESULTS

13© 2023 Laureate Education, Inc. 2023 Second Quarter – Financial Summary Q2 ’23 Variance Vs. Q2 ’22 Notes ($ in millions) (Enrollments rounded to the nearest thousand) Results As Reported Organic/CC1 New Enrollment 23K 0% 0% • Strong secondary intake for Mexico, Q2 YoY growth is +13% adjusted for timing of enrollment intakes Total Enrollment 424K 9% 9% • Mexico +12%, Peru +7% • Driven by new enrollment growth Revenue $462 20% 14% • Enrollment growth and price/mix Adj. EBITDA $175 22% 18% • Growth, productivity gains and timing benefits, partially offset by return to campus expenses Adj. EBITDA margin 38% 57 bps 132 bps Strong Operating Performance, Efficiency Initiatives & FX Rates Driving Growth in Top Line and Profitability (1) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets.

14© 2023 Laureate Education, Inc. 2023 Q2 YTD – Financial Summary Q2 YTD ’23 Variance Vs. Q2 YTD ’22 Notes ($ in millions) (Enrollments rounded to the nearest thousand) Results As Reported Organic/CC1 New Enrollment 118K 13% 13% • Mexico +14%, Peru +13% Total Enrollment 424K 9% 9% • Mexico +12%, Peru +7% • Driven by new enrollment growth Revenue $713 20% 13% • Enrollment growth and price/mix Adj. EBITDA $209 22% 15% • Growth, productivity gains and timing benefits, partially offset by return to campus expenses Adj. EBITDA margin 29.3% 49 bps 58 bps (1) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Strong Operating Performance, Efficiency Initiatives & FX Rates Driving Growth in Top Line and Profitability

15© 2023 Laureate Education, Inc. SEGMENT RESULTS

16© 2023 Laureate Education, Inc. (1) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Mexico Segment Results Q2 Results Q2 YTD Results Notes ($ in millions) (Enrollments rounded to the nearest thousand) Q2 ’23 Organic/CC Vs. Q2 ’22 (1) Q2 YTD ’23 Organic/CC Vs. Q2 YTD ’22 (1) New Enrollment 21K 1% 59K 14% • Strong secondary intake for Mexico, Q2 YoY is +17% adjusted for timing of intake closes Total Enrollment 205K 12% 205K 12% • Driven by YTD new enrollment and strength of primary intake in Fall 2022 • 10% YoY growth adjusted for timing Revenue $192 18% $374 17% • Enrollment growth and price/mix Adj. EBITDA $38 73% $87 36% • Strong growth, productivity gains and timing benefits, partially offset by return to face-to-face classes at campuses Adj. EBITDA margin 19.9% 631 bps 23.3% 332 bps • Productivity gains and timing benefits, partially offset by return to campus expenses Strong Secondary Intake and Continued Improvements in Profitability

17© 2023 Laureate Education, Inc. Peru Segment Results (1) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Q2 Results Q2 YTD Results Notes ($ in millions) (Enrollments rounded to the nearest thousand) Q2 ’23 Organic/CC Vs. Q2 ’22 (1) Q2 YTD ’23 Organic/CC Vs. Q2 YTD ’22 (1) New Enrollment 2K n.m. 59K 13% • Strong growth in new enrollment during primary intake cycle in Q1 Total Enrollment 219K 7% 219K 7% • Driven by new enrollment volume Revenue $270 12% $339 11% • Enrollment growth and price/mix Adj. EBITDA $147 7% $141 0% • Includes costs for return to face-to-face classes at campuses Adj. EBITDA margin 54.5% (247 bps) 41.5% (462 bps) • Margin impacted by return to campus expenses Favorable Pricing/Mix & Enrollment Volume Driving Top Line Growth

18© 2023 Laureate Education, Inc. OUTLOOK

19© 2023 Laureate Education, Inc. Continued Growth Momentum Expected for FY 2023 2023 Outlook – Executive Summary  Market dynamics remain favorable for the private Higher Education sector in Mexico & Peru; digital education accelerating  2023 Revenue growth is now expected at 19%-20% Vs. 20221 (up 10% on an organic constant currency basis2)  2023 Adjusted EBITDA growth is now expected at 24%-26% Vs. 20221 (up 14%-16% on an organic constant currency basis2)  Adjusted EBITDA Margin accretion expected at 110bps (despite annualization impact of return to campus expenses) driven by Mexico performance improvements and efficiencies in our corporate structure3  Adjusted EBITDA to Unlevered Free Cash Flow Conversion still expected to be in low-mid 40% range (1) Based on actual FX rates for January through July, and spot FX rates (local currency per US dollar) of MXN 16.84 & PEN 3.57 for August through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded. (2) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. (3) At mid-point of 2023 guidance provided.

20© 2023 Laureate Education, Inc. 2023 FY Outlook - Updated (1) Based on actual FX rates for January through July, and spot FX rates (local currency per US dollar) of MXN 16.84 & PEN 3.57 for August through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded. Note: An outlook for 2023 net income and reconciliation of the forward-looking 2023 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort. Strong Operating Performance and Favorable Currency Rates Driving Increase in Full-Year 2023 Outlook ($ in millions) (Enrollments in thousands) Prior FY 2023 Outlook Change (mid-point) Current FY 2023 Outlook (1) Revenue $1,412 - $1,427 +$70 $1,483 - $1,495 Adjusted EBITDA $398 - $406 +$21 $419 - $427

21© 2023 Laureate Education, Inc. 2023 Outlook (At Mid-Point)1 Strong Top Line Growth With Continued Margin Expansion (1) Based on actual FX rates for January through July, and spot FX rates (local currency per US dollar) of MXN 16.84 & PEN 3.57 for August through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Data shown and growth rates are based on mid-point of 2023 guidance. Amounts presented in whole numbers may be rounded. Note: An outlook for 2023 net income and reconciliation of the forward-looking 2023 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA or its related margin to projected net income or its related margin without unreasonable effort. Total Enrollment (000s) Revenue ($M) Adjusted EBITDA ($M) 423 451 2022A 2023E +7% $1,242 $1,489 2022A 2023E +20% 2022A 2023E $339 $423 +25% Adjusted EBITDA Margin % 2022A 2023E 27.3% 28.4% 110 bps

22© 2023 Laureate Education, Inc. Q3 & 2H 2023 Guidance Details Note: An outlook for Q3 2023 and implied 2H net income and reconciliation of the forward-looking Q3 2023 and 2H implied Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort. (1) Based on actual FX rates for July, and spot FX rates (local currency per US dollar) of MXN 16.84 & PEN 3.57 for August through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded. ($ in millions) Q3 2022 Outlook (1) 2H 2023 Implied Outlook (1) Revenue $357 - $362 $770 - $782 Adjusted EBITDA $77 - $81 $210 - $218 Continued Growth in Profitability Expected in 2H 2023 ~170bps YoY Improvement in Adjusted EBITDA Margins for 2H Guidance (at mid-point)

23© 2023 Laureate Education, Inc. APPENDIX

24© 2023 Laureate Education, Inc. Q2 ’23 B / (W) Vs. Q2 ’22 Notes ($ in millions) Reported $ % Adjusted EBITDA 175 31 22% Depreciation & Amort. (17) (3) (17%) Interest Expense, net (4) (2) n.m. • Net leverage <0.5x Impairments (2) (2) n.m. Other (35) (19) n.m. • Non-cash FX translation loss on intercompany loans Income Tax (58) 15 20% • Prior year included discrete tax expenses Income/(Loss) From Continuing Operations 60 21 53% Discontinued Operations (Net of Tax) (4) (8) n.m. Net Income / (Loss) 56 13 29% Income from Continuing Operations Improved Versus Prior Year 2023 Second Quarter – Net Income Reconciliation

25© 2023 Laureate Education, Inc. Q2 YTD ’23 B / (W) Vs. Q2 YTD ’22 Notes ($ in millions) Reported $ % Adjusted EBITDA 209 38 22% Depreciation & Amort. (34) (5) (16%) Interest Expense, net (8) (4) n.m. • Net leverage <0.5x Impairments (2) (2) n.m. Other (64) (40) n.m. • Non-cash FX translation loss on intercompany loans Income Tax (68) 52 n.m. • Prior year included discrete tax expenses Income/(Loss) From Continuing Operations 34 40 n.m. Discontinued Operations (Net of Tax) (4) (9) n.m. Net Income / (Loss) 30 31 n.m. 2023 Q2 YTD – Net Income Reconciliation Income from Continuing Operations Improved Versus Prior Year

26© 2023 Laureate Education, Inc. Capitalization at 6/30/2023  Total current shares outstanding of 157M shares as of June 30th Strong Balance Sheet Position ($ in millions) Total Company as of 6/30/23 Gross Debt $210 Less: Cash & Cash Equivalents ($112) Net Debt $98

27© 2023 Laureate Education, Inc. 2023 Full Year Guidance Details Strong Top Line Growth With Continued Margin Expansion ($ in millions) (Enrollments rounded to the nearest thousand) Total Enrollment Revenues Adj. EBITDA 2022 FY Results Adjusted 423K $1,242 $339 Organic Growth 24K - 32K $118 - $130 $47 - $55 Organic Growth % 6% - 7% 10% 14% - 16% 2023 FY Guidance (Constant Currency) 447K - 455K $1,360- $1,372 $386 - $394 FX Impact (spot FX) (1) $123 $33 2023 FY Guidance (@ spot FX) (1) 447K - 455K $1,483 - $1,495 $419 - $427 As Reported Growth % 6% - 7% 19% - 20% 24% - 26% (1) Based on actual FX rates for January through July, and spot FX rates (local currency per US dollar) of MXN 16.84 & PEN 3.57 for August through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Data shown and growth rates are based on mid-point of 2023 guidance. Amounts presented in whole numbers may be rounded. Note: An outlook for 2023 net income and reconciliation of the forward-looking 2023 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort.

28© 2023 Laureate Education, Inc. Q3 & 2H 2023 Guidance Details Note: An outlook for Q3 2022 and implied 2H net income and reconciliation of the forward-looking Q3 2022 and 2H implied Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort. 3Q Guidance 2H Implied Guidance ($ in millions) Revenues Adj. EBITDA Revenues Adj. EBITDA 2022 Results As Reported $301 $73 $647 $168 Timing Impact Intra-Year (academic calendar) $1 $1 $0 $0 2022 Results Adjusted $302 $74 $647 $168 Organic Growth $17 - $22 ($2) - $2 $41 - $53 $21 - $29 Organic Growth % 6% - 7% (3%) - 3% 6% - 8% 12% - 17% 2023 Guidance (Constant Currency) $319 - $324 $72 - $76 $688 - $700 $189 - $197 FX Impact (spot FX) (1) $38 $5 $82 $22 2023 Guidance (@ spot FX) (1) $357 - $362 $77 - $81 $770 - $782 $210 - $218 As Reported Growth % 19% - 20% 5% - 11% 19% - 21% 25% - 30% (1) Based on actual FX rates for July, and spot FX rates (local currency per US dollar) of MXN 16.84 & PEN 3.57 for August through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded. Q3 Y-o-Y results impacted by seasonality and timing of expenses Continued Growth in Profitability Expected in 2H 2023 ~170bps YoY Improvement in Adjusted EBITDA Margins for 2H Guidance (at mid-point)

29© 2023 Laureate Education, Inc. • Large intake cycles at end of Q1 (Peru) and end of Q3 (Mexico) drive seasonality of earnings • Q2 and Q4 are typically Laureate’s strongest earnings quarters Revenue Seasonality Adjusted EBITDA Seasonality New Enrollments Seasonality Reported FCF Intra-Year Seasonality Trends Factors Affecting Seasonality  Main intake cycles: – Q1 - Peru – Q3 - Mexico  Academic calendar  FX trends 17% 31% 23% 29% 19% 30% 24% 28% 18% 30% 25% 27% 17% 31% 24% 28% Q1 Q2 Q3 Q4 2019 2020 2021 2022 (11%) 47% 15% 49% (14%) 46% 24% 44% 4% 42% 30% 24% 8% 43% 21% 28% Q1 Q2 Q3 Q4 2019 2020 2021 2022 39% 9% 51% 1% 28% 22% 48% 2% 38% 10% 49% 2% 37% 11% 50% 3% 0% 10% 20% 30% 40% 50% 60% Q1 Q2 Q3 Q4 2019 2020 2021 2022

30© 2023 Laureate Education, Inc. Financial Results & Tables

31© 2023 Laureate Education, Inc. Financial Tables Note: Dollars in millions, and may not sum to total due to rounding Consolidated Statements of Operations For the three months ended June 30, For the six months ended June 30, IN MILLIONS 2023 2022 Change 2023 2022 Change Revenues $ 462.1 $ 385.4 $ 76.7 $ 713.3 $ 594.9 $ 118.4 Costs and expenses: Direct costs 294.0 242.8 51.2 519.3 425.7 93.6 General and administrative expenses 12.0 15.9 (3.9) 22.3 33.4 (11.1) Loss on impairment of assets 1.6 — 1.6 1.6 0.1 1.5 Operating income 154.5 126.6 27.9 170.1 135.7 34.4 Interest income 2.0 1.7 0.3 4.1 3.7 0.4 Interest expense (6.1) (4.2) (1.9) (12.1) (7.9) (4.2) Other (expense) income, net (0.1) 0.2 (0.3) 0.1 (1.0) 1.1 Foreign currency exchange loss, net (32.4) (14.5) (17.9) (61.3) (18.1) (43.2) Gain on disposal of subsidiaries, net — 1.5 (1.5) 0.3 1.5 (1.2) Income from continuing operations before income taxes and equity in net income of affiliates 117.8 111.4 6.4 101.3 113.9 (12.6) Income tax expense (57.5) (72.0) 14.5 (67.7) (119.9) 52.2 Equity in net income of affiliates, net of tax — — — — 0.1 (0.1) Income (loss) from continuing operations 60.4 39.4 21.0 33.6 (6.0) 39.6 (Loss) income from discontinued operations, net of tax (4.0) 4.1 (8.1) (4.1) 4.9 (9.0) Net income (loss) 56.3 43.6 12.7 29.6 (1.1) 30.7 Net (income) loss attributable to noncontrolling interests (0.1) (0.1) — — 0.3 (0.3) Net income (loss) attributable to Laureate Education, Inc. $ 56.2 $ 43.4 $ 12.8 $ 29.6 $ (0.8) $ 30.4 Basic and diluted earnings (loss) per share: Basic weighted average shares outstanding 157.2 167.1 (9.9) 157.2 172.5 (15.3) Diluted weighted average shares outstanding 157.6 167.5 (9.9) 157.6 172.5 (14.9) Basic earnings per share $ 0.35 $ 0.26 $ 0.09 $ 0.18 $ — $ 0.18 Diluted earnings per share $ 0.35 $ 0.25 $ 0.10 $ 0.18 $ — $ 0.18

32© 2023 Laureate Education, Inc. Financial Tables Note: Dollars in millions, and may not sum to total due to rounding Revenue and Adjusted EBITDA by segment: Quarter IN MILLIONS % Change $ Variance Components For the three months ended June 30, 2023 2022 Reported Organic Constant Currency(1) Total Organic Constant Currency Other Acq/Div. FX Revenues Mexico $ 192.1 $ 144.7 33% 18% $ 47.4 $ 25.6 $ — $ — $ 21.8 Peru 270.0 239.2 13% 12% 30.8 28.1 — — 2.7 Corporate & Eliminations (0.1) 1.6 nm nm (1.7) (1.7) — — — Total Revenues $ 462.1 $ 385.4 20% 14% $ 76.7 $ 52.2 $ — $ — $ 24.5 Adjusted EBITDA Mexico $ 38.2 $ 19.5 96% 73% $ 18.7 $ 14.2 $ — $ — $ 4.5 Peru 147.2 136.3 8% 7% 10.9 9.4 — — 1.5 Corporate & Eliminations (10.0) (11.7) 15% 15% 1.7 1.7 — — — Total Adjusted EBITDA $ 175.4 $ 144.1 22% 18% $ 31.3 $ 25.3 $ — $ — $ 6.0 nm - percentage changes not meaningful (1) Organic Constant Currency results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Organic Constant Currency is calculated using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local-currency operating results for the current period. The “Organic Constant Currency” percentage changes are calculated by dividing the Organic Constant Currency amounts by the 2022 Revenues and Adjusted EBITDA amounts, excluding the impact of the divestitures.

33© 2023 Laureate Education, Inc. Financial Tables Note: Dollars in millions, and may not sum to total due to rounding Revenue and Adjusted EBITDA by segment: Year-to-Date IN MILLIONS % Change $ Variance Components For the six months ended June 30, 2023 2022 Reported Organic Constant Currency(2) Total Organic Constant Currency Other Acq/Div. FX Revenues Mexico $ 374.1 $ 287.2 30% 17% $ 86.9 $ 47.8 $ — $ — $ 39.1 Peru 339.2 304.6 11% 11% 34.6 32.3 — — 2.3 Corporate & Eliminations — 3.2 (100)% (100)% (3.2) (3.2) — — — Total Revenues $ 713.3 $ 594.9 20% 13% $ 118.4 $ 77.0 $ — $ — $ 41.4 Adjusted EBITDA Mexico $ 87.1 $ 56.4 54% 36% $ 30.7 $ 20.5 $ 0.1 $ — $ 10.1 Peru 140.7 140.1 —% —% 0.6 (0.7) — — 1.3 Corporate & Eliminations (19.0) (25.3) 25% 25% 6.3 6.3 — — — Total Adjusted EBITDA $ 208.9 $ 171.3 22% 15% $ 37.6 $ 26.1 $ 0.1 $ — $ 11.4 nm - percentage changes not meaningful (2) Organic Constant Currency results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Organic Constant Currency is calculated using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local-currency operating results for the current period. The “Organic Constant Currency” percentage changes are calculated by dividing the Organic Constant Currency amounts by the 2022 Revenues and Adjusted EBITDA amounts, excluding the impact of the divestitures.

34© 2023 Laureate Education, Inc. Financial Tables Consolidated Balance Sheets Note: Dollars in millions, and may not sum to total due to rounding IN MILLIONS June 30, 2023 December 31, 2022 Change Assets Cash and cash equivalents $ 111.7 $ 85.2 $ 26.5 Receivables (current), net 127.9 80.7 47.2 Other current assets 52.9 60.3 (7.4) Property and equipment, net 562.5 523.4 39.1 Operating lease right-of-use assets, net 374.0 389.6 (15.6) Goodwill and other intangible assets 827.6 735.1 92.5 Deferred income taxes 57.7 51.9 5.8 Other long-term assets 45.5 46.0 (0.5) Current and long-term assets held for sale 11.1 — 11.1 Total assets $ 2,170.9 $ 1,972.2 $ 198.7 Liabilities and stockholders' equity Accounts payable and accrued expenses $ 194.1 $ 178.6 $ 15.5 Deferred revenue and student deposits 57.5 51.3 6.2 Total operating leases, including current portion 411.0 415.9 (4.9) Total long-term debt, including current portion 208.8 232.1 (23.3) Other liabilities 315.0 318.6 (3.6) Current and long-term liabilities held for sale 11.7 — 11.7 Total liabilities 1,198.3 1,196.5 1.8 Redeemable noncontrolling interests and equity 1.4 1.4 — Total stockholders' equity 971.2 774.4 196.8 Total liabilities and stockholders' equity $ 2,170.9 $ 1,972.2 $ 198.7

35© 2023 Laureate Education, Inc. Financial Tables Consolidated Statements of Cash Flows Note: Dollars in millions, and may not sum to total due to rounding For the six months ended June 30, IN MILLIONS 2023 2022 Change Cash flows from operating activities Net income (loss) $ 29.6 $ (1.1) $ 30.7 Depreciation and amortization 34.0 29.2 4.8 Loss (gain) on sales and disposal of subsidiaries and property and equipment, net 5.7 (6.6) 12.3 Deferred income taxes (6.9) 9.5 (16.4) Unrealized foreign currency exchange loss 61.3 15.1 46.2 Income tax receivable/payable, net (1.7) 41.2 (42.9) Working capital, excluding tax accounts (71.3) (68.3) (3.0) Other non-cash adjustments 28.1 26.6 1.5 Net cash provided by operating activities 78.8 45.6 33.2 Cash flows from investing activities Purchase of property and equipment (14.9) (8.1) (6.8) Expenditures for deferred costs — (0.1) 0.1 Receipts from sales of discontinued operations and property and equipment 0.4 10.3 (9.9) Net cash (used in) provided by investing activities (14.5) 2.0 (16.5) Cash flows from financing activities Decrease in long-term debt, net (44.2) (25.8) (18.4) Proceeds from exercise of stock options 1.5 11.6 (10.1) Payments to repurchase common stock — (206.3) 206.3 Financing other, net (3.1) (5.7) 2.6 Net cash used in financing activities (45.7) (226.2) 180.5 Effects of exchange rate changes on Cash and cash equivalents and Restricted cash 8.7 10.0 (1.3) Change in cash included in current assets held for sale (0.6) — (0.6) Net change in Cash and cash equivalents and Restricted cash 26.7 (168.5) 195.2 Cash and cash equivalents and Restricted cash at beginning of period 93.8 345.6 (251.8) Cash and cash equivalents and Restricted cash at end of period $ 120.5 $ 177.1 $ (56.6)

36© 2023 Laureate Education, Inc. Financial Tables Non-GAAP Reconciliation (1 of 2) Note: Dollars in millions, and may not sum to total due to rounding The following table reconciles income (loss) from continuing operations to Adjusted EBITDA and Adjusted EBITDA margin: For the three months ended June 30, For the six months ended June 30, IN MILLIONS 2023 2022 Change 2023 2022 Change Income (loss) from continuing operations $ 60.4 $ 39.4 $ 21.0 $ 33.6 $ (6.0) $ 39.6 Plus: Equity in net income of affiliates, net of tax — — — — (0.1) 0.1 Income tax expense 57.5 72.0 (14.5) 67.7 119.9 (52.2) Income from continuing operations before income taxes and equity in net income of affiliates 117.8 111.4 6.4 101.3 113.9 (12.6) Plus: Gain on disposal of subsidiaries, net — (1.5) 1.5 (0.3) (1.5) 1.2 Foreign currency exchange loss, net 32.4 14.5 17.9 61.3 18.1 43.2 Other expense (income), net 0.1 (0.2) 0.3 (0.1) 1.0 (1.1) Interest expense 6.1 4.2 1.9 12.1 7.9 4.2 Interest income (2.0) (1.7) (0.3) (4.1) (3.7) (0.4) Operating income 154.5 126.6 27.9 170.1 135.7 34.4 Plus: Depreciation and amortization 17.3 14.8 2.5 34.0 29.2 4.8 EBITDA 171.8 141.4 30.4 204.1 164.9 39.2 Plus: Share-based compensation expense (3) 2.0 2.4 (0.4) 3.1 5.1 (2.0) Loss on impairment of assets (4) 1.6 — 1.6 1.6 0.1 1.5 EiP implementation expenses (5) — 0.3 (0.3) — 1.2 (1.2) Adjusted EBITDA $ 175.4 $ 144.1 $ 31.3 $ 208.9 $ 171.3 $ 37.6 Revenues $ 462.1 $ 385.4 $ 76.7 $ 713.3 $ 594.9 $ 118.4 Income (loss) from continuing operations margin 13.1% 10.2% 283 bps 4.7% (1.0)% 572 bps Adjusted EBITDA margin 38.0% 37.4% 57 bps 29.3% 28.8% 49 bps (3) Represents non-cash, share-based compensation expense pursuant to the provisions of ASC Topic 718. (4) Represents non-cash charges related to impairments of long-lived assets. (5) Excellence-in-Process (EiP) implementation expenses were related to our enterprise-wide initiative to optimize and standardize Laureate’s processes, creating vertical integration of procurement, information technology, finance, accounting and human resources. It included the establishment of regional shared services organizations (SSOs), as well as improvements to the Company's system of internal controls over financial reporting. The EiP initiative also included other back- and mid-office areas, as well as certain student-facing activities, expenses associated with streamlining the organizational structure, an enterprise-wide program aimed at revenue growth, and certain non-recurring costs that were incurred in connection with previous dispositions and completed dispositions. The EiP initiative was completed as of December 31, 2021, except for certain EiP expenses related to the run out of programs that began in prior periods.

37© 2023 Laureate Education, Inc. Financial Tables Non-GAAP Reconciliation (2 of 2) Note: Dollars in millions, and may not sum to total due to rounding The following table reconciles operating cash flow to Free Cash Flow for the six months ended June 30, 2023 and 2022: IN MILLIONS 2023 2022 Change Net cash provided by operating activities $ 78.8 $ 45.6 $ 33.2 Capital expenditures: Purchase of property and equipment (14.9) (8.1) (6.8) Expenditures for deferred costs — (0.1) 0.1 Free Cash Flow $ 63.9 $ 37.4 $ 26.5

38© 2023 Laureate Education, Inc.